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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 13, 2004



                               UNITED ENERGY CORP.
               (Exact Name of Registrant as Specified in Charter)


                Nevada             000-30841             22-3342379
(State or Other Jurisdiction      (Commission           IRS Employer
      of Incorporation)           File Number)        Identification No.)

600 Meadowlands Parkway #20, Secaucus, New Jersey            07094
     (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  (800) 327-3456


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT



Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     The registrant named Brian F. King as its new Chief Executive Officer on September 13, 2004. Mr. King was employed by Concord Camera Corp. from 1996 through 2003, most recently as Senior Executive Vice President. Mr. King's base salary is $104,000 per year and he has been granted options to purchase 1,250,000 shares of the registrant's common stock of which 500,000 vest in March 2005 and 750,000 vest in September, 2005, or sooner if the market price of the registrant's common stock is at least $2.00 per share.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UNITED ENERGY CORP.


                                                 By: /s/  Brian F. King
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                                                 Brian F. King
                                                 Chief Executive Officer

Dated: November 11, 2004